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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the accompanying Quarterly Report on Form 10-Q of Tenneco Inc. (the "Company") for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Gregg Sherrill, as Chief Executive Officer of the Company, and Kenneth R. Trammell, as Chief Financial Officer of the Company, hereby certify that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/          GREGG SHERRILL
                                        ----------------------------------------
                                                     Gregg Sherrill
                                                 Chief Executive Officer



                                        /S/        KENNETH R. TRAMMELL
                                        ----------------------------------------
                                                   Kenneth R. Trammell
                                                 Chief Financial Officer


August 14, 2007

   This certification shall not be deemed "filed" by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934. In addition, this certification shall not be deemed to be incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

   A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.